Exhibit 99.1

THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - In re: DENDREON CORPORATION, et al., Debtors.[1] - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -	x : : : : : : : : x	Chapter 11 Case No. 14-12515 (LSS) Jointly Administered

NOTICE OF FILING OF DEBTORS’ MONTHLY OPERATING REPORT

FOR THE PERIOD OF APRIL 2015

PLEASE TAKE NOTICE that the above-captioned debtors and debtors in possession (collectively,

the “Debtors”) have filed with the United States Bankruptcy Court for the District of Delaware the Debtors’

Monthly Operating Report for the Period of April 2015,

[1]	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Dendreon Corporation (3193), Dendreon Holdings, LLC (8047), Dendreon Distribution, LLC (8598) and Dendreon Manufacturing, LLC (7123). The address of the Debtors’ corporate headquarters is 601 Union Street, Suite 4900, Seattle, Washington 98101.

Docket No. 715

Dated Filed: 5/20/15

attached hereto as Exhibit A (the “Monthly Operating Report”).

Dated: Wilmington, Delaware

   May 20, 2015

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

/s/ Sarah E. Pierce
Anthony W. Clark (I.D. No. 2051)
Sarah E. Pierce (I.D. No. 4648)
One Rodney Square
P.O. Box 636
Wilmington, Delaware 19899-0636
Telephone: (302) 651-3000
Fax: (302) 651-3001

- and -

Kenneth S. Ziman
Raquelle L. Kaye
Four Times Square
New York, New York 10036-6522
Telephone: (212) 735-3000
Fax: (212) 735-2000

- and -

Felicia Gerber Perlman
155 N. Wacker Drive
Chicago, Illinois 60606-1720
Telephone: (312) 407-0700
Fax: (312) 407-0411

Counsel for Debtors and Debtors in Possession

2

EXHIBIT A

MONTHLY OPERATING REPORT

UNITED STATES BANKRUPTCY COURT

                     DISTRICT OF DELAWARE

In re DENDREON CORPORATION, et. al	Case No. 14-12515_(LSS)
Reporting Period: April 2015

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-5	X
Listing of aged accounts payable	MOR-5	X
Accounts Receivable Reconciliation and Aging	MOR-6		X
Debtor Questionnaire	MOR-7	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date
/s/ Gregory R. Cox	May 20, 2015

Signature of Authorized Individual*	Date
Gregory R. Cox	Chief Financial Officer

Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR

(04/07)

NOTES

Notes to the MOR:

This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Bankruptcy Case and is in a format acceptable to the U.S. Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States. Accordingly, this MOR should not be used for investment purposes.

The financial statements presented in MOR-2 and MOR-3 are prepared on a consolidated company basis for the Debtors and non-debtor affiliates.

1. SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
($ 000s)

For the period 3/28/15 - 5/1/15[1]		Dendreon	Dendreon	Dendreon	Dendreon
	Consolidated	Corporation	Holdings	Distribution	Manufacturing

Beginning Cash Balance[2]	$458,667	$458,667	$-	$-	$-

Total Cash Receipts	51,583	21,723	-	29,859	-

Total Cash Disbursements[3]	(54,071)	(24,212)	-	(29,859)	-

Intercompany Transfer From / (To) Other Debtors	-	-	-	-	-

Intercompany Transfer From / (To) Non-Debtors	-	-	-	-	-

Net Cash Flow	$(2,488)	$(2,488)	$-	$-	$-

Ending Cash Balance[2]	$456,178	$456,178	$-	$-	$-

Notes:

1. 5/1/15 represents last day of Debtors’ March weekly cash forecast

2. Excludes restricted cash accounts

3. Cash Disbursements include payroll that was disbursed by Dendreon Corporation through its centralized cash management system for the benefit of subsidiary debtors. Accordingly, disbursement amounts (for the purposes of calculating US Trustee fees) are as follows:

Debtor	Amounts
Dendreon Corporation	$25,149
Dendreon Holdings	-
Dendreon Distribution	30,743
Dendreon Manufacturing	11

$55,903

1a. BANK RECONCILIATION (OR COPIES OF DEBTORS’ BANK RECONCILIATIONS)

As of 4/30/15

					Restricted Cash Accounts
Bank	U.S. Bank	U.S. Bank	Morgan Stanley Smith Barney	U.S. Bank[1]	U.S. Bank

Description	Operating Account	Receipts Account	Investment Account	Payroll Account	Escrow Account

Bank Balance	$1,335,827	$5,729,353	$450,887,199	$4,936,227	$214,617
(+) Deposits in Transit	-	-	-	-	-
(-) Outstanding Checks	-	-	-	(35,811)	-
Other	(1,335,827)	(5,729,353)	-	-	-

Book Balance	$-	$-	$450,887,199	$4,900,416	$214,617

Notes:

1. Account opened during postpetition period

1b. SCHEDULE OF PROFESSIONAL FEES PAID

For the period 3/28/15 - 5/1/15

Firm	Payment Date	Amount
ALIXPARTNERS, LLP	4/21/15	611,806.70
CENTERVIEW PARTNERS LLC	4/21/15	50,000.00
DELOITTE FINANCIAL ADVISORY SERVICES LLP	4/21/15	66,176.00
LAZARD FRERES & CO. LLC	4/21/15	204,500.57
PRIME CLERK LLC	4/21/15	12,179.80
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP	4/21/15	1,825,303.14
SULLIVAN & CROMWELL, LLP	4/21/15	141,320.24
YOUNG CONAWAY STARGATT & TAYLOR, LLP	4/21/15	48,157.70

Total		$2,959,444.15

1c. COPIES OF BANK STATEMENTS

The Debtors’ bank statements are voluminous and not included herein, but copies will be provided upon request

1d. CASH DISBURSEMENTS JOURNALS

The Debtors’ cash disbursement journals are voluminous and not included herein, but copies will be provided upon request

2. STATEMENT OF OPERATIONS

($ 000s)

For the period 4/1/15 - 4/30/15		Dendreon	Dendreon	Dendreon	Dendreon
	Consolidated[1]	Corporation	Holdings	Distribution	Manufacturing

Product Revenue, net	-	$-	$-	$-	$-
Royalty and Other Revenue	3,364	3,364	-	-	-

Total Revenue	$3,364	$3,364	$-	$-	$-

Operating Expenses:
Cost Of Product Revenue	4	4	-	-	-
Research and Development	14	14	-	-	-
Selling, General and Administrative	1,828	1,828	-	-	-
Less: Payroll Expense Included In Categories Above[2]	(1,832)	(1,832)	-	-	-
Payroll Expense[2,3]	1,832	937	-	884	11
Restructuring	(567)	(567)	-	-	-

Total Operating Expenses	$1,278	$384	$-	$884	$11

Income / (Loss) from Operations	$2,086	$2,981	$-	$(884)	$(11)

Other Income / (Expense):
Interest Income	-	-	-	-	-
Interest Expense	-	-	-	-	-
Other Income / (Expense)	(224)	(224)	-	-	-
Reorganization Expense	(2,591)	(2,591)	-	-	-

Net Income / (Loss)	$(728)	$166	$-	$(884)	$(11)

Notes:

1. The Debtors maintain their accounting records and prepare financial statements on a consolidated basis only. This modified presentation reflects cash basis payroll of the subsidiary entities, which is funded by Dendreon Corp.

2. The Debtors’ consolidated statement of operations reflects an allocation of payroll expenses among several operating expense categories (i.e., Cost of Product Revenue, R&D and SG&A). For the purpose of presenting payroll by entity without double-counting of such expenses, the cash basis payroll must be deducted before being included separately

3. Payroll Expense (noted above) includes payroll and payroll taxes. These amounts are funded to ADP via the US Bank Payroll account. For taxation purposes, each legal entity pays separate state employment taxes for the states in which it operates

3. BALANCE SHEET
($ 000s)

As of 4/30/15

Consolidated[1]

Current Assets:
Cash and Cash Equivalents	$456,260
Short-Term Investments	-
Trade Accounts Receivable	270
Inventory	-
Prepaid Expenses and Other Current Assets	380

Total Current Assets	$456,910

Property and Equipment, net	-
Long-Term Investments	49,500
Other Assets	2,623

Total Assets	$509,033

Current Liabilities:
Accounts Payable	$582
Accrued Liabilities	894
Accrued Compensation	1,168
Restructuring Liability	-
Reorganization Liability	13,368
Current Portion of Capital Lease Obligations	-
Current Portion of Facility Lease Obligations	-

Total Current Liabilities	$16,012

Long-Term Liabilities:
Other Long-Term Liabilities	-
Liabilities Subject to Compromise[2]	593,745

Total Liabilities	$609,758

Stockholders’ Equity:
Common Stock	156
Additional Paid-In Capital	2,021,701
Accumulated Other Comprehensive Income	-
Accumulated Deficit	(2,122,582)

Total Stockholders’ Equity (Deficit)	$(100,725)

Total Liabilities and Stockholders’ Equity	$509,033

Notes:

1. The Debtors maintain their accounting records and prepare financial statements on a consolidated basis only

2. The Debtors continue to work to determine the proper balance and reporting for Liabilities Subject to Compromise

4. STATUS OF POSTPETITION TAXES

All postpetition taxes were current as of 4/30/15. the Debtors are continuing to work with Valeant to coordinate the transfer of tax activities

5. SUMMARY OF UNPAID POSTPETITION DEBTS

As of 4/30/15

		Days Outstanding
	Total	1 - 30	31 - 60	61 - 90	91 +
Postpetition Accounts Payable	$581,715	$581,715	$-	$-	$-

6. ACCOUNTS RECEIVABLE RECONCILLIATION & AGEING

Pursuant to the sale, accounts receivable are no longer property of the Debtors’ estate. However, the $270k of intercompany receivables represents the balance of due to / due from activity with Valeant, related to the sale

7. DEBTOR QUESTIONNAIRE

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below (See note 1)		X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below (See note 2)		x
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3		X

1)	The Company is working with its tax preparer Ernst & Young to complete final tax returns for the state of WA and has not filed returns for March or April. The final return is expected to be completed soon and will close out the tax activity for the company in that state.

2)	Following the closing of the sale of substantially all of the Debtors’ assets on February 23, 2015, the Debtors have no ongoing operations and, therefore, have not maintained general liability insurance.